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                                United States
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              AMENDMENT NO. 1 TO
                                    FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2003


                     Coastal Caribbean Oils & Minerals, Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Bermuda                      1-4668                  NONE
---------------------------         -------------      -------------------------
State or other jurisdiction          (Commission          (IRS Employer
    of incorporation)                File Number)         Identification No.)


          Clarendon House, Church Street, Hamilton HM DX, BERMUDA      NONE
          -------------------------------------------------------    ----------
               (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (441) 295-1422

                                       N/A
                  --------------------------------------------
         (Former name or former address, if changed since last report.)


                              This is page 1 of 6.



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                           AMENDMENT NO. 1 TO FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.


Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Previous Independent Accountants
         --------------------------------

         On May 28, 2003, Ernst & Young LLP ("Ernst & Young") resigned as Coastal Caribbean Oils & Minerals, Ltd.'s (the "Company") independent auditors. Ernst & Young's decision to resign was not recommended or approved by the Company's Board of Directors or any committee thereof.

         The reports of Ernst & Young on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, but did contain an explanatory paragraph for an uncertainty regarding the Company's ability to continue as a going concern.

         In connection with the audits of the Company's financial statements for the past two fiscal years ended December 31, 2002 and in the subsequent interim period, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K. The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of the letter, dated June 6, 2003, is filed as Exhibit 16 to this Amendment No. 1 to Form 8-K.

         New Independent Accountants
         ---------------------------

         As of the date of this current report, the Company has not retained a new independent accountant. The Company is actively considering proposals of accounting firms to serve as the Company's new independent accountants.



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Item 7.  Financial Statements and Exhibits
         ---------------------------------


         (c)  Exhibits.

              Exhibit No.                Exhibit
              -----------                -------

                 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 6, 2003.



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                           AMENDMENT NO. 1 TO FORM 8-K

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COASTAL CARIBBEAN OILS &
                                           MINERALS, LTD.
                                           (Registrant)


                                           By:/s/ Daniel W. Sharp
                                              -------------------------------
                                              Daniel W. Sharp
                                              Treasurer and Chief Accounting and
                                              Financial Officer

Date: June 6, 2003



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                                  EXHIBIT INDEX


Exhibit No.                Description                             Page No.
-----------                -----------                             --------

16             Letter from Ernst & Young LLP to SEC dated            6
               June 6, 2003



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